UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2011

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	0-5556 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of Amended and Restated Articles of Incorporation

As noted in Item 5.07 below, an amendment to Article V(b) of the Amended and Restated Articles of Incorporation (the “Articles”) of Consolidated-Tomoka Land Co. (the “Company”) to provide for the annual election of directors (the “Amendment”) was approved by the Company’s shareholders at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”).  Articles of Restatement setting forth Amended and Restated Articles of Incorporation reflecting the Amendment were filed with the Department of State of the State of Florida and became effective on April 27, 2011.

Amendment of Amended and Restated Bylaws

Also on April 27, 2011, the Board of Directors of the Company approved an amendment to the Company’s Amended and Restated Bylaws to provide for the annual election of directors, consistent with the Amendment, effective on April 27, 2011.

The description of the amendments above is qualified in its entirety by the copies of the Amended and Restated Articles of Incorporation and the Amended and Restated Bylaws of the Company, attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on April 27, 2011.  At the Annual Meeting the Company’s shareholders (i) elected William H. Davison, Jeffrey B. Fuqua, William H. McMunn, and Howard C. Serkin to serve as directors of the Company until the 2014 Annual Meeting of Shareholders, and elected William L. Olivari to serve as a director of the Company until the 2012 Annual Meeting of Shareholders, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2011, (iii) approved an amendment to the Amended and Restated Articles of Incorporation to provide for the annual election of directors, (iv) approved the compensation of the named executive officers, and (v) voted to conduct an annual advisory vote on executive compensation.

The proposals below are described in detail in the Company’s definitive proxy statement dated March 25, 2011.  The results are as follows:

Proposal 1:                      Election of four directors to hold office until the 2014 Annual Meeting:

	For	Against	Abstain
William H. Davison	4,094,829	204,684	3,200
Jeffrey B. Fuqua	4,163,946	135,087	3,669
William H. McMunn	2,297,458	2,002,164	3,090
Howard C. Serkin	4,228,362	71,375	2,975

         Election of one director to hold office until the 2012 Annual Meeting

	For	Against	Abstain
William L. Olivari	4,167,315	130,850	4,548

Proposal 2:                       Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2011:

For	Against	Abstained
5,245,658	34,461	7,655

Proposal 3:                       Approval of an Amendment to the Company’s Amended and Restated Articles of
    Incorporation to provide for the annual election of directors:

For	Against	Abstained
5,087,369	189,915	10,486

Proposal 4:                      Advisory vote on executive compensation:

For	Against	Abstained	Broker non-votes
4,089,708	54,325	148,681	985,061

Proposal 5:                      Advisory vote on the frequency of the advisory vote on executive compensation:

1 Year	2 Years	3 Years	Abstained	Broker non-votes
3,812,361	23,684	346,385	120,283	985,061

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Articles of Incorporation of Consolidated-Tomoka Land Co., effective as of April 27, 2011.

3.2	Amended and Restated Bylaws of Consolidated-Tomoka Land Co., effective as of April 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 28, 2011

Consolidated-Tomoka Land Co.

By:     /s/William H. McMunn
       William H. McMunn, President and
        Chief Executive Officer